EXHIBIT 10.2.1
--------------

Schedule of material differences between the Form of Participating Lease (exhibit 10.2.0) and each executed
Participating Lease relating to an Initial Course:

--------------------------------------------------------------------------------

10.2.1.1: THE LEGENDS RESORT COURSES (HEATHLAND, MOORLAND,
          PARKLAND)

     Course name:        The Legends Complex

     City:               Myrtle Beach

     County:             Horry County

     State:              South Carolina

     Tenant:             Legends Golf Management, LLC, a limited
                         liability company

     Dated as of:        February 12, 1997

     Commencement date:  "the date hereof"

     Initial Base Rent:  $4,669,000 per year

     Notice address
     of Tenant:          Larry D. Young
                         1500 Legends Drive
                         Myrtle Beach, South Carolina 29577

--------------------------------------------------------------------------------

10.2.1.2  HERITAGE GOLF CLUB

     Course name:        Heritage Golf Club

     City:               Pawleys Island

     County:             Georgetown County

     State:              South Carolina

     Tenant:             Heritage Golf Management, LLC

     Dated as of:        February 12, 1997

     Commencement date:  "the date hereof"

     Initial Base Rent:  $1,825,000

     Notice address
     of Tenant:          Larry D. Young
                         1500 Legends Drive

                         Myrtle Beach, South Carolina 29577

--------------------------------------------------------------------------------

10.2.1.3: OYSTER BAY GOLF LINKS

     Course name:        Oyster Bay

     City:               Sunset Beach

     County:             Brunswick County

     State:              North Carolina

     Tenant:             Oyster Bay Golf Management, LLC

     Dated as of:        February 12, 1997

     Commencement date:  "the date hereof"

     Initial Base Rent:  $1,856,000

     Notice address
     of Tenant:          Larry D. Young
                         1500 Legends Drive
                         Myrtle Beach, South Carolina 29577

--------------------------------------------------------------------------------

10.2.1.4: ROYAL NEW KENT

     Course name:        Royal New Kent

     City:               Providence Forge

     County:             New Kent County

     State:              Virginia

     Tenant:             Virginia Legends Golf Management, LC

     Dated as of:        February 12, 1997

     Commencement date:  "the date hereof"

     Initial Base Rent:  $1,817,000

     Notice address
     of Tenant:          Larry D. Young
                         1500 Legends Drive
                         Myrtle Beach, South Carolina 29577

--------------------------------------------------------------------------------

10.2.1.5: STONEHOUSE GOLF CLUB

     Course name:        Stonehouse Golf Club

     City:               Toano

     County:             James City County

     State:              Virginia

     Tenant:             Virginia Legends Golf Management, LC

     Dated as of:        February 12, 1997

     Commencement date:  "the date hereof"

     Initial Base Rent:  $1,890,000

     Notice address
     of Tenant:          Larry D. Young
                         1500 Legends Drive
                         Myrtle Beach, South Carolina 29577

--------------------------------------------------------------------------------

10.2.1.6: NORTHGATE COUNTRY CLUB

     Course name:        Northgate Country Club

     City:               Houston

     County:             Harris County

     State:              Texas

     Tenant:             Northgate Country Club, L.L.C.

     Dated as of:        February 12, 1997

     Commencement date:  "the date hereof"

     Initial Base Rent:  $1,407,000

     Notice address
     of Tenant:          16450 North Forest Drive
                         Houston, Texas  77068

--------------------------------------------------------------------------------

10.2.1.7: OLDE ATLANTA GOLF CLUB

     Course name:        Olde Atlanta Golf Club

     City:               Suwanee

     County:             Forsyth County

     State:              Georgia

     Tenant:             O.A.G.C., LLC

     Dated as of:        February 11, 1997

     Commencement date:  "the date hereof"

     Initial Base Rent:  $845,000

     Notice address
     of Tenant:          O.A.G.C., LLC
                         c/o The Crescent Company
                         1580 S. Milwaukee Ave., Suite 208
                         Libertyville, IL  60015

--------------------------------------------------------------------------------

10.2.1.8: THE WOODLANDS

     Course name:        The Woodlands

     City:               Gulf Shores

     County:             Baldwin County

     State:              Alabama

     Tenant:             The Woodlands Management Co. L.L.C.

     Dated as of:        February 12, 1997

     Commencement date:  "the date hereof"

     Initial Base Rent:  $679,000

     Notice address
     of Tenant:          Robert S. Craft
                         104 Cotton Creek Drive
                         Gulf Shores, Alabama  36542